                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Manuel H. Johnson
                                                 ---------------------
                                                     Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ W. Allen Reed
                                                 -----------------
                                                     W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Michael E. Nugent
                                                 ---------------------
                                                     Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Michael Bozic
                                                 -----------------
                                                     Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Joseph J. Kearns
                                                 --------------------
                                                     Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, Jules
Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Fergus Reid
                                                 ---------------
                                                     Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ James F. Higgins
                                                 --------------------
                                                     James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Kathleen A. Dennis
                                                 ----------------------
                                                     Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Michael F. Klein
                                                 --------------------
                                                     Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, Jules Buchwald and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDIX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 25, 2007

                                                 /s/ Frank L. Bowman
                                                 -------------------
                                                     Frank L. Bowman

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                 APRIL 25, 2007

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

         TAXABLE MONEY MARKET FUNDS

         Active Assets Government Securities Trust
         Active Assets Institutional Government Securities Trust (1)
         Active Assets Institutional Money Trust
         Active Assets Money Trust (1)
         Morgan Stanley Liquid Asset Fund Inc.
         Morgan Stanley U.S. Government Money Market Trust

         TAX-EXEMPT MONEY MARKET FUNDS

         Active Assets California Tax-Free Trust
         Active Assets Tax-Free Trust
         Morgan Stanley California Tax-Free Daily Income Trust
         Morgan Stanley New York Municipal Money Market Trust
         Morgan Stanley Tax-Free Daily Income Trust

         EQUITY FUNDS

         Morgan Stanley Allocator Fund
         Morgan Stanley Capital Opportunities Trust
         Morgan Stanley Developing Growth Securities Trust
         Morgan Stanley Dividend Growth Securities Inc.
         Morgan Stanley Equally-Weighted S&P 500 Fund
         Morgan Stanley European Equity Fund Inc.
         Morgan Stanley Financial Services Trust
         Morgan Stanley Focus Growth Fund
         Morgan Stanley Fundamental Value Fund
         Morgan Stanley Global Advantage Fund
         Morgan Stanley Global Dividend Growth Securities

         Morgan Stanley Health Sciences Trust
         Morgan Stanley Institutional Strategies Fund
         Morgan Stanley International Fund
         Morgan Stanley International SmallCap Fund
         Morgan Stanley International Value Equity Fund
         Morgan Stanley Japan Fund
         Morgan Stanley Mid-Cap Value Fund
         Morgan Stanley Multi-Asset Class Fund
         Morgan Stanley Nasdaq-100 Index Fund
         Morgan Stanley Natural Resource Development Securities Inc.
         Morgan Stanley Pacific Growth Fund Inc.
         Morgan Stanley Real Estate Fund
         Morgan Stanley S&P 500 Index Fund
         Morgan Stanley Small-Mid Special Value Fund
         Morgan Stanley Special Growth Fund
         Morgan Stanley Special Value Fund
         Morgan Stanley Technology Fund
         Morgan Stanley Total Market Index Fund
         Morgan Stanley Utilities Fund
         Morgan Stanley Value Fund

BALANCED FUND

         Morgan Stanley Balanced Fund

ASSET ALLOCATION FUND

         Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

         Morgan Stanley Convertible Securities Trust
         Morgan Stanley Flexible Income Trust
         Morgan Stanley FX Series Funds (2)
         - FX Alpha Portfolio
         - FX Alpha Plus Portfolio
         Morgan Stanley High Yield Securities Inc.
         Morgan Stanley Income Trust
         Morgan Stanley Limited Duration Fund
         Morgan Stanley Limited Duration U.S. Treasury Trust
         Morgan Stanley Mortgage Securities Trust
         Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

         Morgan Stanley California Tax-Free Income Fund
         Morgan Stanley Limited Term Municipal Trust
         Morgan Stanley New York Tax-Free Income Fund
         Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

         Morgan Stanley Select Dimensions Investment Series

                o     Balanced Portfolio
                o     Capital Opportunities Portfolio
                o     Developing Growth Portfolio
                o     Dividend Growth Portfolio
                o     Equally-Weighted S&P 500 Portfolio
                o     Flexible Income Portfolio
                o     Focus Growth Portfolio
                o     Global Equity Portfolio
                o     Growth Portfolio
                o     Money Market Portfolio
                o     Utilities Portfolio

         Morgan Stanley Variable Investment Series

                o     Aggressive Equity Portfolio
                o     Dividend Growth Portfolio
                o     Equity Portfolio
                o     European Equity Portfolio
                o     Global Advantage Portfolio
                o     Global Dividend Growth Portfolio
                o     High Yield Portfolio
                o     Income Builder Portfolio
                o     Limited Duration Portfolio
                o     Money Market Portfolio
                o     Income Plus Portfolio
                o     S&P 500 Index Portfolio
                o     Strategist Portfolio
                o     Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

         Morgan Stanley Government Income Trust
         Morgan Stanley Income Securities Inc.
         Morgan Stanley Prime Income Trust
         Morgan Stanley Credit Opportunities Fund (2)

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

         Morgan Stanley California Insured Municipal Income Trust
         Morgan Stanley California Quality Municipal Securities
         Morgan Stanley Insured California Municipal Securities
         Morgan Stanley Insured Municipal Bond Trust
         Morgan Stanley Insured Municipal Income Trust
         Morgan Stanley Insured Municipal Securities
         Morgan Stanley Insured Municipal Trust
         Morgan Stanley Municipal Income Opportunities Trust
         Morgan Stanley Municipal Income Opportunities Trust II
         Morgan Stanley Municipal Income Opportunities Trust III
         Morgan Stanley Municipal Premium Income Trust
         Morgan Stanley New York Quality Municipal Securities
         Morgan Stanley Quality Municipal Income Trust
         Morgan Stanley Quality Municipal Investment Trust
         Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.       Morgan Stanley Institutional Fund, Inc.

                o     Active International Allocation Portfolio
                o     Emerging Markets Portfolio
                o     Emerging Markets Debt Portfolio
                o     Focus Equity Portfolio
                o     Global Franchise Portfolio
                o     Global Real Estate Portfolio
                o     Global Value Equity Portfolio
                o     International Equity Portfolio
                o     International Growth Equity Portfolio
                o     International Magnum Portfolio
                o     International Real Estate Portfolio
                o     International Small Cap Portfolio
                o     Large Cap Relative Value Portfolio
                o     Small Company Growth Portfolio
                o     Systematic Active Large Cap Core Portfolio
                o     Systematic Active Small Cap Core Portfolio
                o     Systematic Active Small Cap Growth Portfolio
                o     Systematic Active Small Cap Value Portfolio
                o     U.S. Large Cap Growth Portfolio
                o     U.S. Real Estate Portfolio

                o     Active Extension Disciplined Large Cap Value Portfolio (2)
                o     Active Extension Large Cap Core Portfolio (2)
                o     Active Extension International Growth Portfolio (2)

Morgan Stanley Institutional Fund Trust

         Active Portfolios:

                o     Advisory Foreign Fixed Income II Portfolio
                o     Advisory Foreign Fixed Income Portfolio
                o     Advisory Mortgage Portfolio
                o     Balanced Portfolio
                o     Core Fixed Income Portfolio
                o     Core Plus Fixed Income Portfolio
                o     Equities Plus Portfolio
                o     High Yield Portfolio
                o     Intermediate Duration Portfolio
                o     International Fixed Income Portfolio
                o     Investment Grade Fixed Income Portfolio
                o     Limited Duration Portfolio
                o     Long Duration Fixed Income Portfolio
                o     Mid-Cap Growth Portfolio
                o     Municipal Portfolio
                o      U.S. MidCap Value Portfolio
                o     U.S. SmallCap Value Portfolio
                o     Value Portfolio

         Inactive Portfolios:

                o     Advisory Portfolio Series 1
                o     Advisory Portfolio Series 2

 The Universal Institutional Funds, Inc.

         Active Portfolios:

                o     Core Plus Fixed Income Portfolio
                o     Emerging Markets Debt Portfolio
                o     Emerging Markets Equity Portfolio
                o     Equity and Income Portfolio
                o     Equity Growth Portfolio
                o     Global Franchise Portfolio
                o     Global Real Estate Portfolio
                o     Global Value Equity Portfolio
                o     High Yield Portfolio
                o     International Growth Equity Portfolio
                o     International Magnum Portfolio
                o     Mid-Cap Growth Portfolio
                o     Small Company Growth Portfolio
                o     U.S. Mid-Cap Value Portfolio
                o     U.S. Real Estate Portfolio
                o     Value Portfolio

         Inactive Portfolios:

                o     Balanced Portfolio
                o     Core Equity Portfolio
                o     International Fixed Income Portfolio
                o     Investment Grade Fixed Income Portfolio
                o     Multi-Asset Class Portfolio
                o     Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

                o     Government Portfolio
                o     Government Securities Portfolio (2)
                o     Money Market Portfolio
                o     Prime Portfolio
                o     Tax-Exempt Portfolio
                o     Treasury Portfolio
                o     Treasury Securities Portfolio (2)

CLOSED-END INSTITUTIONAL FUNDS

         Morgan Stanley Asia-Pacific Fund, Inc.
         Morgan Stanley China "A" Share Fund
         Morgan Stanley Eastern Europe Fund, Inc.
         Morgan Stanley Emerging Markets Debt Fund, Inc.
         Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
         Morgan Stanley Emerging Markets Fund, Inc.
         Morgan Stanley Global Opportunity Bond Fund, Inc.
         Morgan Stanley High Yield Fund, Inc.
         Morgan Stanley Opportunistic Municipal High Income Fund (2)
         The India Investment Fund
         The Latin American Discovery Fund, Inc.
         The Malaysia Fund, Inc.
         The Thai Fund, Inc.
         The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

         Morgan Stanley Institutional Fund of Hedge Funds
         Morgan Stanley Institutional Fund of Hedge Funds II
         Alternative Investment Partners Absolute Return Fund
         Alternative Investment Partners Absolute Return Fund STS

(1)  Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed do
     not serve on the Board of Trustees of this fund.
(2)  This fund/portfolio has not commenced operations